As filed with the Securities and Exchange Commission on May 14, 2003
                                          Registration No. 333-73210
____________________________________________________________________
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                    POST-EFFECTIVE AMENDMENT NO. 1 TO
                                 FORM S-8
                          REGISTRATION STATEMENT
                                under the
                          SECURITIES ACT OF 1933

                           CONCEPTS DIRECT, INC.
          (Exact name of registrant as specified in its charter)

          Delaware                              52-1781893
  (State or Other Jurisdiction               <I.R.S. Employer
of Incorporation or Organization)         Identification Number)

                           Concepts Direct, Inc.
                             2950 Colorful Ave.
                         Longmont, Colorado  80504
                               (303) 772-9171
  (Address and telephone number of principal executive offices and principal place of business)

                             Phillip A. Wiland
                           Concepts Direct, Inc.
                             2950 Colorful Ave.
                         Longmont, Colorado  80504
                               (303) 772-9171
      (Name, address and telephone number of agent for service)

                     COPIES OF ALL COMMUNICATIONS TO:
                           Kevin M. Kelly, Esq.
                      Rothgerber Johnson & Lyons LLP
                    1200 Seventeenth Street, Suite 3000
                          Denver, Colorado 80202
                              (303) 628-9514
                            (303) 623-9222 FAX

                       DEREGISTRATION OF SECURITIES

Through the filing of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8, filed on November 13, 2001, Concepts Direct, Inc. hereby deregisters any and all securities that were previously registered pursuant to the Registration Statement that have not been sold or otherwise issued as of the date hereof.


                                SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Longmont, State of Colorado, on May 14, 2003.


                                 CONCEPTS DIRECT, INC.

Date: May 14, 2003               By:/s/ Phillip A. Wiland
                                 ______________________________
                                 Phillip A. Wiland, Chief
                                 Executive Officer and Director

In accordance with the requirements of the Securities Exchange Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

Date: May 14, 2003               /s/ Phillip A. Wiland
                                 ______________________________
                                 Phillip A. Wiland, Chairman of
                                 the Board of Directors, Chief
                                 Executive Officer, and President

Date: May 14, 2003               /s/ Zaid H. Haddad
                                 _______________________________
                                 Zaid H. Haddad, Chief Financial Officer
				 (Principal Financial Officer and
				 Principal Accounting Officer)

Date: May 14, 2003               /s/ Kenneth M. Gassman
                                 _______________________________
                                 Kenneth M. Gassman, Director